UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM  8-K

CURRENT  REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest reported)	December 12, 2007

Microfield Group, Inc
(Exact name of registrant as specified in its charter

Oregon	000-26226	93-0935149
(State or other jurisdiction of incorporation)	Commission file number	(IRS Employer Identification No.)

111 SW Columbia, Suite 480, Portland, OR	97201
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code    (503) 419-3580    .

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

□	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
□	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
□	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
□	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01.  OTHER EVENTS.

On November 29, 2007, the Microfield Group, Inc. (“Microfield”) Board of Directors approved the adoption of a 401(k) plan (the “Plan) for all of its employees.  All new hires will be eligible to participate in the Plan on the first of the month following their start date.  Employees can contribute up to the IRS limit of $15,500 if under 50 years of age and $20,500 if over 50 years of age.  Microfield will match 100% of employee contributions up to 4% of income, not to exceed the above limits.  All employee and employer contributions shall be 100% vested immediately upon issue.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: December 12, 2007.
Microfield Group, Inc.

/s/ Rodney M. Boucher
Rodney M. Boucher
Chief Executive Officer